Exhibit 99.2

News Release

Lamb Weston Announces Proposed Private Offering of

$400,000,000 Senior Notes due 2028

EAGLE, ID (May 7, 2020) – Lamb Weston Holdings, Inc. (NYSE: LW) (referred to as “Lamb Weston” or the “Company”) announced today that it is planning, subject to market and other conditions, to offer a total of $400.0 million aggregate principal amount of its senior notes due 2028 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). It is expected that the Notes will be guaranteed by certain of the Company’s material domestic subsidiaries.

The Company intends to use the net proceeds of the issuance of the Notes for working capital and other general corporate purposes.

This is not an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plan,” “offer,” “expect,” “will,” “intend” and variations of such words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding our plans, capital investments, dividends, share repurchases, financings, business outlook and prospects, and remediation of the material weakness in internal controls. These forward-looking statements are based on management’s current expectations and are subject to uncertainties and changes in circumstances. Readers of this report should understand that these statements are not guarantees of performance or results. Many factors could affect the Company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this press release. These risks and uncertainties include, among other things: impacts on the Company’s business due to health pandemics or other contagious outbreaks, such as the current COVID-19 pandemic, including impacts on demand for the Company’s products, increased costs, disruption of supply or other constraints in the availability of key commodities and other necessary services; the Company’s ability to successfully execute its long-term value creation strategies; the Company’s ability to execute on large capital projects, including construction of new production lines; the competitive environment and related conditions in the markets in which the Company and its joint ventures operate; political and economic conditions of the countries in which the Company and its joint ventures conduct business and other factors related to the Company’s international operations; disruption of the Company’s access to export mechanisms; risks associated with possible acquisitions, including the Company’s ability to complete acquisitions or integrate acquired businesses; the Company’s debt levels; the availability and prices of raw materials; changes in the Company’s relationships with its growers or significant customers; the success of the Company’s joint ventures; actions of governments and regulatory factors affecting the Company’s businesses or joint ventures; the ultimate outcome of litigation or any product recalls; levels of pension, labor and people-related expenses; the Company’s ability to pay regular quarterly cash dividends and the amounts and timing of any future dividends; the Company’s ability to remediate the material weakness in internal control; and other risks described in the Company’s reports filed from time to time with the SEC. The Company cautions readers not to place undue reliance on any forward-looking statements included or incorporated by reference in this press release, which speak only as of the date of the document in which the information is contained. The Company undertakes no responsibility for updating these statements, except as required by law.

Investor Relations:

Dexter Congbalay

224-306-1535

Dexter.Congbalay@lambweston.com

Media:

Shelby Stoolman

208-424-5461

Shelby.Stoolman@lambweston.com

Source: Lamb Weston Holdings, Inc.

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